UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 29, 2022

Greenwave Technology Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-55431	46-2612944
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

277 Suburban Drive, Suffolk, VA	23434
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 966-1432

N/A

Former name or former address, if changed since last report

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GWAV	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with Proposal 5 at the Company’s annual meeting of stockholders, referenced below, on November 29, 2022, the Company’s bylaws were amended and restated as set forth in Exhibit 3.1 attached hereto and incorporated by reference in this Item 5.03.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 29, 2022, Greenwave Technology Solutions, Inc., a Delaware corporation (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”), and a quorum for the transaction of business was present in person or represented by proxy. As of October 6, 2022, the record date for the Annual Meeting, 10,712,319 shares of common stock, par value $0.001 per share (the “Common Stock”) of the Company were issued and outstanding. The stockholders of the shares of Common Stock of the Company voted on the following proposals, which are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 11, 2022. The voting results reported below are final.

Proposal 1

The individuals listed below were elected to serve as directors at the Annual Meeting until the next annual meeting of the stockholders or until their successors are duly elected and qualified.

	For	Against	Abstained	Broker Non-Votes
Danny Meeks	4,789,407	-	344,862	1,424,025
J. Bryan Plumlee	5,003,720	-	130,773	1,424,025
Cheryl Lanthorn	5,005,253	-	129,016	1,424,025
John Wood	5,003,496	-	130,773	1,424,025

Proposal 2

Proposal 2 was to approve the Company’s 2022 Equity Incentive Plan and the reservation of up to 400,000 shares of Common Stock for issuance thereunder. This proposal was approved.

For	Against	Abstained	Broker Non-Votes
4,878,678	219,544	36,047	-

Proposal 3

Proposal 3 was to ratify the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. This proposal was approved.

For	Against	Abstained	Broker Non-Votes
4,884,440	1,595,712	78,142	-

Proposal 4

Proposal 4 was to hold an advisory vote on executive compensation. This proposal was approved.

For	Against	Abstained	Broker Non-Votes
4,692,962	401,669	39,638	-

Proposal 5

Proposal 5 was to approve the amendment and restatement of the bylaws of the Company. This proposal was approved.

For	Against	Abstained	Broker Non-Votes
4,697,871	381,652	54,746	-

Proposal 6

Proposal 6 was to approve the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals. This proposal was approved.

For	Against	Abstained	Broker Non-Votes
6,119,938	346,563	91,792	-

Item 9.01	Financial Statements and Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K:

(d) Exhibits.

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Bylaws
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWAVE TECHNOLOGY SOLUTIONS, INC.

November 29, 2022	By:	/s/ Danny Meeks
	Name:	Danny Meeks
	Title:	Chief Executive Officer